                                 HomeSeekers.com

           Unaudited Pro Forma Combined Condensed Financial Statements


The following unaudited pro forma combined condensed financial statements give effect to the merger of HomeSeekers.com, Incorporated ("HomeSeekers") and Immediate Results Through Intuitive Systems, LLC ("IRIS") pursuant to the Purchase Agreement (the "Merger"). The unaudited pro forma combined condensed balance sheet gives effect to the Merger as if it occurred on June 30, 2000. The unaudited pro forma combined condensed statement of operations gives effect to the Merger as if it occurred on July 1, 1999.

The pro forma combined condensed financial statements are based on the historical financial statements of HomeSeekers and IRIS, giving effect to the Merger applying the purchase method of accounting and the assumptions and adjustments as discussed in the accompanying notes to the pro forma combined condensed financial statements. The pro forma combined condensed statement of operations for the year ended June 30, 2000 has been prepared by HomeSeekers' management based upon the audited consolidated financial statements of HomeSeekers for the year then ended and the unaudited financial statements of IRIS for the year then ended. The pro forma combined condensed balance sheet as of June 30, 2000 has been prepared by HomeSeekers management based upon the audited consolidated balance sheet of HomeSeekers and the unaudited balance sheet of IRIS as of June 30, 2000.

The Merger will be accounted for using the purchase method of accounting. The unaudited pro forma combined condensed financial statements have been prepared on the basis of assumptions described in the notes thereto and include assumptions relating to the allocation of the consideration paid for the assets and liabilities of IRIS based on preliminary estimates of their fair value. The actual allocation of such consideration may differ materially from that reflected in the unaudited pro forma combined condensed financial statements. In the opinion of HomeSeekers, all adjustments necessary to present fairly the unaudited pro forma condensed combined financial statements have been made based on the terms and structure of the Merger.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated on July 1, 1999 or June 30, 2000, respectively, nor is it necessarily indicative of future operating results or financial position.

These pro forma combined condensed financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of HomeSeekers and IRIS incorporated by reference and included herein, respectively.

                                 HomeSeekers.com

                        Unaudited Pro Forma Balance Sheet

                                  June 30, 2000
                                 (In thousands)

                                                                                                                PRO FORMA
                                                                                                                 COMBINED
                                                                                            PRO FORMA           REFLECTING
                                                    HOMESEEKERS          IRIS              ADJUSTMENTS            MERGER
                                                  ---------------- ----------------- ---------------------- -----------------
ASSETS
Current assets:
   Cash and cash equivalents                         $      2,078     $         41      $        (25)  (A)      $      2,094
   Accounts receivable, net                                 1,023              182                 -                   1,205
   Accounts receivable, related parties                       159                -                 -                     159
   Prepaid expenses                                           897               30                 -                     927
                                                  ---------------- ----------------- ---------------- ------ -----------------
Total current assets                                        4,157              253               (25)                  4,385

Investments, net                                            3,535                -                 -                   3,535
Investments in foreign affiliate                            7,517                -                 -                   7,517
Property and equipment, net                                 4,163              423              (169)  (B)             4,417
Purchased intangible assets, net                           20,531               35             1,911   (C)            22,477
Other assets                                                  123                -                 -                     123
                                                  ---------------- ----------------- ---------------- ------ -----------------
                                                     $     40,026     $        711      $      1,717            $     42,454
                                                  ================ ================= ================ ====== =================


                                 HomeSeekers.com

                   Unaudited Pro Forma Balance Sheet (continued)

                                  June 30, 2000
                                 (In thousands)

                                                                                                                PRO FORMA
                                                                                                                 COMBINED
                                                                                            PRO FORMA           REFLECTING
                                                    HOMESEEKERS          IRIS              ADJUSTMENTS            MERGER
                                                  ---------------- ----------------- ---------------------- -----------------
LIABILITIES AND EQUITY (DEFICIT)
Current liabilities:
   Accounts payable                                  $      1,570     $        204      $          -            $      1,774
   Accrued payroll and other liabilities                    1,479              208               400   (D)             2,087
   Liability under purchase agreement                       1,500                -                 -                   1,500
   Long-term obligations, current portion                      99                -                 -                      99
   Current portion of capital lease obligations                 -               97                 -                      97
   Line of credit                                               -              159                 -                     159
   Deferred revenue                                         4,162            1,651            (1,651)  (E)             4,162
                                                  ---------------- ----------------- ---------------- ------ -----------------
Total current liabilities                                   8,810            2,319            (1,251)                  9,878

Total long-term liabilities:
   Long-term obligations                                      153                -                 -                     153
   Deferred revenue                                           862              507              (507)  (E)               862
   Capital lease obligations                                    -              110                 -                     110
                                                  ---------------- ----------------- ---------------- ------ -----------------
Total long-term liabilities                                 1,015              617              (507)                  1,125

Equity (deficit):
   Common stock                                                21                -                 1   (C)                22
   Members' deficit                                             -           (2,225)            2,225   (C)                 -
   Additional paid in capital                              72,113                -             1,249   (C)            73,362
   Accumulated deficit                                    (40,960)               -                 -                 (40,960)
   Notes receivable from officer/stockholder                 (320)               -                 -                    (320)
   Accumulated other comprehensive loss                      (653)               -                 -                    (653)
                                                  ---------------- ----------------- ---------------- ------ -----------------
Total equity (deficit)                                     30,201           (2,225)            3,475                  31,451
                                                  ---------------- ----------------- ---------------- ------ -----------------
                                                     $     40,026     $        711      $      1,717            $     42,454
                                                  ================ ================= ================ ====== =================

(A)  Reflects cash paid to the members of IRIS.

(B) Reflects the reclassification of internally developed software to purchased intangibles.

(C) Reflects the allocation of the purchase price, based on estimated fair values, to the historical IRIS balance sheet. The adjustment includes the elimination of the IRIS members' deficit, and initial issuance of 500,000 shares of HomeSeekers common stock at closing. HomeSeekers may be required to issue additional shares to the members of IRIS in accordance with the terms as described in Note 1.

(D) Reflects estimated costs attributable to transaction for HomeSeekers ($0.1 million), and an accrual of ($0.3 million) for the cost of providing post customer support for the IRIS products sold prior to June 30, 2000.

(E)  Reflects the elimination of IRIS' deferred revenue as of June 30, 2000.

                                 HomeSeekers.com

                   Unaudited Pro Forma Statement of Operations

                        For the year ended June 30, 2000
               (In thousands, except share and per share amounts)

                                                                                                                PRO FORMA
                                                                                                                 COMBINED
                                                                                        PRO FORMA               REFLECTING
                                                    HOMESEEKERS          IRIS          ADJUSTMENTS                MERGER
                                                  ---------------- ----------------- ----------------        -----------------
Revenues                                             $     11,090     $      3,909      $     (1,267)(A)        $     13,732
Costs and expenses:
   Cost of sales                                            6,097            1,294               525 (B)               7,916
   Operating expenses                                      30,505            3,004                 -                  33,509
                                                  ---------------- ----------------- ----------------        -----------------
Total costs and expenses                                   36,602            4,298               525                  41,425
                                                  ---------------- ----------------- ----------------        -----------------

Loss from operations                                      (25,512)            (389)           (1,792)                (27,693)

Other income (expense):
   Interest expense                                           (77)             (43)                -                    (120)
   Interest income                                            290                -                 -                     290
   Other, net                                                 265                -                 -                     265
                                                  ---------------- ----------------- ----------------        -----------------
Total other income (expense)                                  478              (43)                -                     435
                                                  ---------------- ----------------- ----------------        -----------------
Net loss                                             $    (25,034)    $       (432)     $     (1,792)          $     (27,258)
                                                  ================ ================= ================        =================

Basic and diluted net loss per common share               $(1.47)                                                    $(1.55)
                                                  ================                                           =================

Shares used in the calculation of basic and
   diluted net loss per common share                   17,031,852                            500,000 (C)          17,531,852
                                                  ================                   ================        =================

(A) Reflects the effect of eliminating revenue that had been deferred as of June 30, 1999 but was recognized into revenue by IRIS during this period.

(B) Reflects the additional amortization of purchased intangible assets identified in the purchase price allocation.

(C) Reflects the shares of HomeSeekers common stock issued in the transaction and the increase in net loss per common share for the net loss of IRIS. HomeSeekers may be required to issue additional shares to the members of IRIS in accordance with the terms as described in Note 1.

                                 HomeSeekers.com

                          Notes to Unaudited Pro Forma
                     Combined Condensed Financial Statements


NOTE 1

The unaudited pro forma combined condensed balance sheet of HomeSeekers and IRIS has been prepared as if the Merger, which is being accounted for as a purchase, was completed as of June 30, 2000. Based on an average of closing prices per share of HomeSeekers common stock just prior to and after July 21, 2000 (the agreement and announcement date of the merger) such balance sheet reflects the conversion of IRIS members' equity as of June 30, 2000 into 500,000 shares of HomeSeekers common stock valued at approximately $1.2 million. The terms of the Merger Agreement provide for additional consideration of up to $7.8 million payable in HomeSeekers common stock depending on closing prices of the common stock during future periods. If the value of the 500,000 shares of common stock issued has not equaled or exceeded $8,975,000 on any day during the 180 day period (the "First Maturity Date") subsequent to the acquisition, HomeSeekers will provide to the members of IRIS the lesser of 400,000 shares of additional HomeSeekers common stock, which when included with the initial 500,000 shares, is equal to $8,975,000. If upon the first anniversary of the agreement date the value of the common stock issued to the members of IRIS as of the First Maturity Date has not equaled or exceeded $8,975,000, on any day during the preceding year, HomeSeekers will deliver additional consideration to the members of IRIS in the form of common stock equal to the lesser of 2.5 million shares, or the difference on the first anniversary of the agreement date between $8,975,000 and the combined value of all shares previously issued. The aggregate purchase price to be allocated to the acquired assets and purchased intangibles will be adjusted as such additional shares are issued or deemed probable to be issued. The accompanying pro forma presentation has been presented using the value of the 500,000 shares issued at the closing, as follows:


HomeSeekers common stock                                        $    1,250
Cash                                                                    25
Liabilities assumed                                                  1,078
Estimated transaction costs                                            100
                                                             -------------------
                                                                $    2,453
                                                             ===================

A summary of the purchase price allocation is as follows:

Tangible assets acquired                                        $      507
Purchased intangibles                                                1,946
                                                             -------------------
                                                                $    2,453
                                                             ===================

The allocation of the IRIS purchase price is preliminary and is based on management's estimate of the fair value of the assets and other purchased intangibles. The final allocation of the purchase price could be materially different from the current estimate.

The purchased intangibles will be amortized over 3 years from the date of acquisition.

NOTE 2

The unaudited pro forma combined condensed statements of operations of HomeSeekers and IRIS have been prepared as if the Merger was completed as of July 1, 1999, and reflects the amortization of purchased intangibles for the year ended June 30, 2000.

NOTE 3

The shares used in computing the unaudited pro forma combined net loss per share for the year ended June 30, 2000 are based upon the historical weighted average common shares outstanding adjusted to reflect the issuance, as of July 1, 1999, of approximately 500,000 shares of HomeSeekers common stock as described in Note 1.